Fees Summary	Jan. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,250,000,000
Previously Paid Amount	5,389,632.44
Total Fee Amount	191,375
Total Offset Amount	0
Net Fee	$ 0